Derivative financial instruments	12 Months Ended
Dec. 31, 2025
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative financial instruments	Derivative financial instruments
We have entered into interest rate derivatives to hedge the current and future interest rate payments on our variable rate debt. These derivative financial instruments can include interest rate swaps, caps, floors, U.S. treasury locks, options and forward contracts.
As of December 31, 2025, we had interest rate contracts outstanding with underlying variable benchmark interest rates of Term SOFR.
Some of our agreements with derivative counterparties require a two-way cash collateralization of derivative fair values. As of December 31, 2025 and 2024, we did not have cash collateral from counterparties and had not advanced any cash collateral to counterparties.
The counterparties to our interest rate derivatives are primarily major international financial institutions. We continually monitor our positions and the credit ratings of the counterparties involved and limit the amount of credit exposure to any one party. We could be exposed to potential losses due to the credit risk of non-performance by these counterparties. We have not experienced any losses to date.
Our derivative assets are recorded in other assets and our derivative liabilities are recorded in accounts payable, accrued expenses and other liabilities in our Consolidated Balance Sheets.
The following tables present notional amounts and fair values of derivatives outstanding as of December 31, 2025 and 2024:

	As of December 31,
	2025		2024
	Notional amount (a)	Fair value	Notional amount (a)	Fair value
Derivative assets not designated as accounting cash flow hedges:
Interest rate contracts	$500,000	$3,471	$852,500	$11,216
Derivative assets designated as accounting cash flow hedges:
Interest rate contracts	$1,705,000	$8,776	$4,475,000	$70,554
Total derivative assets		$12,247		$81,770

(a)The notional amount is excluded for interest rate contracts which are not yet effective.

	As of December 31,
	2025		2024
	Notional amount (a)	Fair value	Notional amount (a)	Fair value
Derivative liabilities not designated as accounting cash flow hedges:
Interest rate contracts	$200,000	$3,327	$—	$—
Derivative liabilities designated as accounting cash flow hedges:
Interest rate contracts	$4,905,000	$69,400	$1,655,000	$15,440
Total derivative liabilities		$72,727		$15,440

(a)The notional amount is excluded for interest rate contracts which are not yet effective.
We recorded the following in other comprehensive gain or loss related to derivative financial instruments for the years ended December 31, 2025, 2024 and 2023:

	Year Ended December 31,
	2025	2024	2023
Effective portion of change in fair market value of derivatives designated as accounting cash flow hedges:
Interest rate contracts	$(122,460)	$27,040	$(123,587)
Derivative premium and amortization	8,439	10,445	9,579
Income tax effect	15,438	(5,420)	14,425
Net (loss) gain on derivatives, net of tax	$(98,583)	$32,065	$(99,583)
We expect to reclassify approximately $18 million from AOCI as an increase in interest expense in our Consolidated Income Statements over the next 12 months.
The following table presents the effect of gains or losses related to derivatives recorded in interest expense in our Consolidated Income Statements for the years ended December 31, 2025, 2024 and 2023.

	Year Ended December 31,
	2025	2024	2023
Derivatives not designated as accounting hedges:
Interest rate contracts	$(25,489)	$(34,319)	$(36,721)
Derivatives designated as accounting hedges:
Reclassification of amounts previously recorded within AOCI to interest expense	45,532	109,373	97,788
Net gain recognized in interest expense	$20,043	$75,054	$61,067